Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,939.98
Total Fee Amount	3,939.98
Total Transaction Valuation	25,734,713.22
Total Offset Amount	0.00
Net Fee	$ 0.00